SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-b(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                                RIVOLI BANCORP, INC.
                 ------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

                                   NOT APPLICABLE
       -------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                                 RIVOLI BANCORP, INC.
                                 515 MULBERRY STREET
                                 MACON, GEORGIA 31201

                        NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                TO BE HELD MAY 24, 2005


     The Annual Meeting of Shareholders of Rivoli BanCorp, Inc. (the "Company") will be held on Tuesday, May 24, 2005 at 9:00 a.m., at the Idle Hour Country Club, 251 Idle Hour Drive, Macon, Georgia 31210, for the following purposes:

     (1) to elect four Class I directors, each to serve for a term of three years and until his successor is elected and qualified; and

     (2) to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on April 1, 2005 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

     A proxy statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                      By Order of the Board of Directors,

                                      /s/ J. Patrick McGoldrick

                                      J. Patrick McGoldrick
                                      President and Chief Executive Officer

Macon, Georgia
April 15, 2005


     PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE
         MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                                 RIVOLI BANCORP, INC.
                                 515 MULBERRY STREET
                                 MACON, GEORGIA 31201

                            ANNUAL MEETING OF SHAREHOLDERS
                                     MAY 24, 2005
                              __________________________

                                    PROXY STATEMENT
                              __________________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rivoli BanCorp, Inc. (the "Company") for use in voting at the Annual Meeting of Shareholders to be held at 9:00 a.m. local time on Tuesday, May 24, 2005 at the Idle Hour Country Club, located at 251 Idle Hour Drive, Macon, Georgia 31210, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about April 20, 2005. The address of the principal executive offices of the Company is 515 Mulberry Street, Macon, Georgia 31201.


                                        VOTING

VOTING AND REVOCABILITY OF PROXIES

     When proxy cards are properly executed, dated and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholders. If no specific instructions are given the shares will be voted FOR the election of the nominees for directors set forth herein. In addition, if other matters come before the Annual Meeting, the persons named in the proxy card will vote in accordance with their best judgment with respect to such matters. Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date.

QUORUM; REQUIRED VOTE; ABSTENTIONS AND BROKER NON-VOTES

     The presence at the Annual Meeting of the holders of a majority of the outstanding shares of the Company's common stock as of the record date is necessary to constitute a quorum. Shareholders will be counted as present at the meeting if they are present in person at the Annual Meeting or if they have properly submitted a proxy card. The affirmative vote of a plurality of all votes cast at the meeting by the holders of the common stock is required for the election of directors. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates, and will have no effect on the outcome of the election of directors.

RECORD DATE AND SHARE OWNERSHIP

     The record of shareholders entitled to vote at the Annual Meeting was taken on April 1, 2005. On that date, the Company had outstanding and entitled to vote 996,241 shares of common stock, with each share entitled to one vote.

EXPENSES OF SOLICITATION

     The expense of this solicitation, including the cost of preparing and mailing this proxy statement, will be paid by the Company. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone.


                  CORPORATE GOVERNANCE AND BOARD MATTERS

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company presently consists of twelve members. During 2004, the Board of Directors of the Company met twice. The Board of Directors of the Company's sole subsidiary, Rivoli Bank & Trust (the "Bank"), is composed of the twelve members of the Company's Board of Directors and Melville
A. Jamison, II, and met twelve times during 2004. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors of the Company and the Bank and any committees of the Bank's Board on which such director served. The Company holds a meeting of the Board of Directors of the Company on the same day as the Company's Annual Meeting of shareholders, and it is the policy of the Board of Directors that directors are expected to attend the Annual Meeting. All Board members attended the 2004 Annual Meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company has a standing Audit Committee. The Board of Directors of the Company does not have a Compensation Committee, as each of the officers of the Company is compensated solely by the Bank. The Board of Directors of the Bank does have a Compensation Committee.

     Audit Committee. The Audit Committee is currently composed of A.V. Elliott, D. Frank Gunn, Roy H. Fickling and F. Tredway Shurling. The Audit Committee met four times during 2004. The Audit Committee reviews and makes recommendations to the Board of Directors on the Company's audit procedures and independent auditors' report to management and recommends to the Board of Directors the appointment of independent auditors for the Company. The Audit Committee reviews and pre-approves all audit and non-audit services performed by the Company's auditing accountants, or other accounting firms. All members of the Audit Committee are "independent" as the term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee does not have an "audit committee financial expert," as defined by SEC rules. The Board believes that the current members of the Audit Committee, as a whole based on their experiences and backgrounds, are qualified to effectively carry out the duties and responsibilities of the Audit Committee. Each Audit Committee member has significant experience in accounting and audit functions, internal controls and budget preparation. All Audit Committee members serve or have served as president, chief executive officer, or in a similar role with significant financial oversight responsibilities and have an understanding of generally accepted accounting principles and financial statements. The Board of Directors has not adopted an Audit Committee Charter.

     Compensation Committee of the Board of Directors of the Bank. The Compensation Committee of the Board of Directors of the Bank is currently composed of Ethel A. Cullinan, D. Frank Gunn, Edward H. Greene, Henry K. Koplin, Edward P. Loomis, Jr. and William T. Wiley, Jr. The Compensation Committee met five times during 2004. The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors of the Bank with respect to compensation of the Bank's Chief Executive Officer and the Board of Directors of the Bank.

NOMINATION OF DIRECTORS

     The Company does not have a Nominating Committee or a charter with respect to the nominating process. Director selection and review is conducted by the entire Board of Directors, a majority of which are "independent" as that term is defined in the National Association of Securities Dealer's listing standards. The Company has no formal process for identifying director nominees. The Board does this on an as-needed basis. The Company believes that this is adequate for a small community financial institution. Each member of the Board of Directors has served as a director since the Company's organization as a proposed holding company for the Bank in February 2001. The Company believes that the directors acting as a group are capable of evaluating the performance of the current Board, the qualifications of proposed director nominees and of determining the need for additional directors. As the Company grows, however, the Company may reconsider this and establish a nominating committee. The Board of Directors will consider director nominees recommended by shareholders. Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board, and able to represent the interests of all shareholders and not merely those of any special interest group. Shareholders wishing to suggest candidate(s) for consideration at the 2006 Annual Meeting should submit their proposals in accordance with the timeframe and procedures set forth in the paragraph below entitled "Shareholder Proposals for 2006 Annual Meeting" in this proxy statement.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     The Board of Directors has implemented a process for shareholders to send communications to the Board. Any shareholder desiring to communicate with the Board, or with specific individual directors, may do so by writing to the Company's Secretary at the address of the Company's principal executive offices, who has been instructed by the Board to promptly forward all such communications to the Board or such individual directors.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

     The deadline for submission of shareholder proposals for inclusion in the Company's proxy statement for the 2006 Annual Meeting of Shareholders is December 16, 2005. Additionally, the Company must receive notice of any shareholder proposal to be submitted at the 2006 Annual Meeting of Shareholders (but not required to be included in the Company's proxy statement) by March 31, 2006, or such proposal will be considered untimely and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

COMPENSATION OF DIRECTORS

     Members of the Company's Board of Directors receive an annual retainer of $6,000, and each director other than Mr. McGoldrick also receives a fee of $100 for each Bank or Company Board committee meeting attended. All directors are eligible to receive options to purchase stock under the Company's 1998 Stock Option Plan, which is described below. In 1998, each director was issued an immediately exercisable option under the plan to purchase 9,520 shares of common stock at an exercise price of $9.06. In January 2001, each director was issued an immediately exercisable option to purchase 800 shares of common stock at an exercise price of $13.20.

CODE OF ETHICS

     The Company has adopted a Code of Ethics applicable to its Chief Executive Officer and its senior financial officers, a copy of which was filed as Exhibit
14.1 to the Company's Form 10-KSB for the year ended December 31, 2004.

NO FAMILY RELATIONSHIPS AMONG DIRECTORS AND OFFICERS

     There are no family relationships between any director or executive officer of the Company or the Bank and any other director or executive officer of the Company or the Bank.


                         PROPOSAL NO. 1: ELECTION OF DIRECTORS

     The Board of Directors of the Company, pursuant to the Company's Bylaws, has set the number of directors to serve for the next year at twelve, four of whom are to be elected at the 2005 Annual Meeting of Shareholders. The Company's Articles of Incorporation provide for a classified Board of Directors, whereby one-third of the Company's directors are elected each year at the Company's Annual Meeting of Shareholders, to serve a three-year term. Each Class I director is presently standing for re-election to the Board of Directors and, if elected, will serve for a term of three years and until his successor is elected and qualified.

     In the event that any nominee withdraws or for any reason is not able to serve as director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than four nominees. The Board of Directors recommends the election of the four nominees listed below. Management of the Company has no reason to believe that any nominee will not serve if elected.

     The following persons have been nominated for re-election to the Board of Directors as Class I directors:

     ROY H. FICKLING, age 39, is the founder of Fickling & Company, Inc. (regional real estate service and development) and has served as its Chairman and President since 1994. He also serves as President of Riverside Ford, Inc. (automobile dealership), and is an officer and/or director of various privately held investment and operating companies, both domestic and foreign.

     J. PATRICK MCGOLDRICK, age 54, has served as President and Chief Executive Officer of the Bank since it opened for business in June 1997 and as President and Chief Executive Officer of the Company since its organization in February 2001.

     F. TREDWAY SHURLING, age 62, has served as President of Shurling & Co. (family owned real estate holdings) since 1977. He also holds an interest in Electro-Mech Scoreboard Company in Wrightsville, Georgia.

     RAYMOND H. SMITH, JR., age 45, has served as President and Chief Executive Officer of Smith, Brown & Groover, Inc. (securities broker-dealer) since 1992.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

     Each of the following persons is a member of the Board of Directors who is not standing for election to the Board this year and whose term will continue after the 2005 Annual Meeting of Shareholders:

Class II Directors, Serving for a Term Expiring at the 2006 Annual Meeting

     ETHEL A. CULLINAN, PH.D., age 60, has served as President and Chief Executive Officer of the MedCen Community Health Foundation of Central Georgia Health System since 1989. Dr. Cullinan has served as President and Chief Executive Officer of Central Georgia Senior Health, Inc. since 1996. Dr. Cullinan also serves as Secretary and Treasurer of Southern Regional Management (management consulting).

     D. FRANK GUNN, age 57, has served as the Chief Executive Officer and has been the sole shareholder of Macon Supply Co., Inc. (wholesale distribution) since 1978.

     EDWARD P. LOOMIS, JR., age 51, served as President and Chief Executive Officer of First Macon Bank & Trust from 1987 until October 1998. Mr. Loomis is now retired and manages his personal and family investments.

     WILLIAM T. WILEY, JR., age 64, served as Senior Vice President, Industrial Relations for YKK Corporation of America (manufacturer of closures, fasteners and architectural aluminum) from 1983 until retiring in December 2002. Mr. Wiley is owner of Wiley & Associates, a consulting company specializing in human resources practices.

     Class III Directors, Serving for a Term Expiring at the 2007 Annual Meeting

     A.V. ELLIOTT, age 76, has been a 50% owner of Elliott Machine Shop since 1974 and currently serves as its Secretary and Treasurer. He was appointed by Governor Miller to the Department of Human Resources Board of Directors in 1998, and has served as a member of the Mercer University Board of Trustees since 1996. Mr. Elliott is on the Advisory Board of the Macon Technical Institute.

     EDWARD H. GREENE, age 55, has been the owner of Georgia Duplicating Products (office equipment) since 1977.

     HENRY K. KOPLIN, age 51, has served as Secretary of Macon Iron (recycling) since 1976, and is currently a partner of Macon Iron, General Steel Company (steel wholesale), Commercial Doors (distributor), Harmony Leasing, and Harmony Company.

     C. WARREN SELBY, JR., age 44, is the owner and has served as President of Warren Associates, Inc. (building contractors) since 1993.

     Each member of the Company's Board of Directors has served as a director since the Company's organization in February 2001.

                                EXECUTIVE OFFICERS

     Executive officers of the Company and the Bank are appointed by the Board of Directors of the Company and the Board of Directors of the Bank, respectively, and hold office at the pleasure of the respective Board. The executive officers of the Company and the Bank are as follows:

                                 POSITION                   POSITION WITH
NAME                           WITH THE BANK                 THE COMPANY
----                           -------------                 -----------

J. Patrick McGoldrick    President, Chief Executive  President, Chief Executive
                             Officer and Director   Officer and Class I Director

Chad Hargrove                Vice President and        Chief Financial Officer
                           Chief Financial Officer

Melville A. Jamison, II     Executive Vice President               --

Mark Bikus                   Senior Vice President                 --
                                and Senior Lender

     J. PATRICK MCGOLDRICK, age 54, has served as President and Chief Executive Officer of the Bank since it opened for business in June 1997 and as President and Chief Executive Officer of the Company since its organization in February 2001.

     CHAD HARGROVE, age 27, was appointed the Chief Financial Officer of the Company and the Bank effective April 1, 2005. Mr. Hargrove joined the Company and the Bank on February 17, 2005, and has been working with the Company and the Bank since that date to transition the duties of the Chief Financial Officer position. Mr. Hargrove was employed by Liberty National Bank in Conyers, Georgia from March 2003 until Liberty National Bank was acquired in the fourth quarter of 2004, initially serving as Assistant Controller and being promoted to Controller in March 2004. Prior to joining Liberty, Mr. Hargrove was employed by Georgia Central Bank in Social Circle, Georgia during 2001 and 2002, serving as a Management Trainee in 2001 until being promoted to Financial Accountant in 2002.

     MELVILLE A. JAMISON, II, age 37, has served as Executive Vice President of the Bank since December 2001 and served as Senior Vice President of the Bank from the time it opened for business in June 1997 until that time. He was elected to the Bank Board of Directors on November 23, 2004.

     MARK BIKUS, age 48, has served as Senior Vice President of Commercial Lending of the Bank since September 2000 and Senior Lender of the Bank since January 2003. Mr. Bikus has over 26 years banking experience. Prior to joining the Bank, he had been employed by Colonial Bank, serving as Senior Vice President of Commercial Lending and Senior Lender from 1998 until September 2000.

                               EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     All executive officers of the Company are also executive officers of the Bank and receive all compensation from the Bank. The following table provides certain summary information for 2004, 2003, and 2002 concerning compensation paid or accrued by the Bank to or on behalf of the Chief Executive Officer and other executive officers of the Company and the Bank whose total salary and bonus for 2004 exceeded $100,000 (the "Named Executive Officers"):

                                                                     Long Term
                                                                    Compensation
                                             Compensation              Awards
                                   -------------------------------    ----------
                                                                       Number
        Name and                                         Other        of Shares
        Principal                                        Annual       Underlying
        Position            Year    Salary     Bonus  Compensation(1)  Options
        --------            ----    ------     -----  ------------     -------
J. Patrick McGoldrick       2004   $185,220   $24,079    16,200           --
  President and Chief       2003   $176,400   $34,580    16,200           --
  Executive Officer         2002   $168,000   $16,000    16,200           --

Melville A. Jamison, II     2004   $150,000   $12,620    10,380           --
  Executive Vice            2003   $125,000   $11,433    10,380          3,333
  President                 2002   $115,000   $10,200    10,380           --

Mark Bikus                  2004   $130,000   $12,637      --             --
  Senior Vice President     2003   $123,043   $12,056      --            1,333
  of Commercial Lending     2002   $119,516   $11,551      --             --

_____________________________
(1) Represents an annual automobile allowance of 12,000 and 6,000 for Mr. McGoldrick and Mr. Jamison, respectively, and the payment of country club dues.

1998 STOCK OPTION PLAN

     On April 28, 1998, the Board of Directors of the Bank approved the 1998 Stock Option Plan (the "Plan") to promote the Bank's growth and success. The Plan was approved by the Bank's shareholders at the Bank's 1998 Annual Meeting of Shareholders. In connection with the reorganization of the Bank into a bank holding company structure, the Company assumed the Plan, and all options granted under the Plan to purchase common stock of the Bank were automatically converted to options to purchase an equal number of shares of the common stock of the Company.

     Options may be granted under the Plan to the Company's and the Bank's directors, officers and employees. The Plan provides for the grant of incentive and non-qualified stock options to purchase up to a total of 204,000 shares of the Company's common stock at the discretion of the Board of Directors of the Company or a committee designated by the Board of Directors to administer the Plan. The option exercise price of incentive stock options must be at least 100% (110% in the case of a holder of 10% or more of the Common Stock) of the fair market value of the stock on the date the option is granted. Incentive options granted under the Plan typically vest over a period of five years and expire on or before (i) the date which is the tenth anniversary of the date the option is granted, or (ii) the date which is the fifth anniversary of the date the option is granted in the event that the option is granted to a key employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company. As of December 31, 2004, options to purchase 160,288 shares of the Company's common stock were outstanding pursuant to the Plan.

     No options were granted to or exercised by any of the Named Executive Officers during 2004. The following table provides certain information concerning the amount and value of stock options held by the Named Executive Officers as of December 31, 2004:


                                 Number of Securities
                                      Underlying           Value of Unexcerised
                                 Unexercised Options       In-the-Money Options
                                     as of 12/31/04           as of 12/31/04

                                     Exercisable/              Exercisable/
Name                                 Unexercisable            Unexercisable(1)
----                                 -------------            ----------------

J. Patrick McGoldrick                  23,353 /     0         $295,415 /       0
Melville A. Jamison, II                14,666 / 3,466         $129,819 / $14,920
Mark Bikus                              2,399 / 1,600          $11,745 /  $6,983
__________________________
(1) Dollar values calculated by determining the difference between the estimated fair market value of the Bank's common stock at December 31, 2004 ($20.00) and the exercise price of such options. Because no organized trading market exists for the common stock of the Bank, the fair market value was determined by reference to recent sales of the common stock.

The following table provides information as of December 31, 2004 regarding the Company's equity compensation plans and arrangements:

                        EQUITY COMPENSATION PLAN INFORMATION

                                                            Number of
                             Number of     Weighted-    securities remaining
                           securities to    average        available for
                           be issued upon   exercise      future issuance
                             exercise of    price of        under equity
                             outstanding   outstanding   compensation plans
                              options,       options,   (excluding securities
                            warrants and    warrants          reflected
                               rights       and rights      in column (a))
Plan category                    (a)           (b)               (c)
-------------                  -------       -------           -------
Equity compensation
 plans approved by
 security holders (1998
 Stock Option Plan)            160,288       $10.78            30,112

Equity compensation plans
 not approved by security
 holders (1)                    13,600        $7.35                 0
                               -------       ------            ------
Total                          173,888       $10.51            30,112
                               =======       ======            ======
__________________________
(1) Represents a presently exercisable option to purchase 13,600 shares of the Company's common stock granted to J. Patrick McGoldrick in 1996 in connection with the organization of the Bank.


                             RELATED PARTY TRANSACTIONS

     The Bank extends loans from time to time to certain of the Company's directors, their associates and members of the immediate families of the directors and executive officers of the Company. These loans are made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank, and do not involve more than the normal risk of collectability or present other unfavorable features.


                                AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the Company's 2004 audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for 2004 for filing with the SEC.

                                    Respectfully submitted,

                                    The Audit Committee

                                    A.V. Elliott
                                    D. Frank Gunn
                                    Roy H. Fickling
                                    F. Tredway Shurling

                              SECURITY OWNERSHIP OF CERTAIN
                             BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of April 1, 2004 with respect to ownership of the outstanding common stock of the Company by (i) each director and Named Executive Officer of the Company, (ii) all directors and executive officers of the Company, as a group, and (iii) all persons known to the Company to own beneficially more than 5% of the outstanding shares of the Company's common stock.

                                           Shares              Percent of
                                         Beneficially          Outstanding
Name                                       Owned(1)             Shares(2)
----                                       --------             ---------

Ethel A. Cullinan                           19,023(3)             1.9%
A.V. Elliot                                 48,641(3)(4)          4.8%
Roy H. Fickling                             47,349(3)             4.7%
Edward H. Greene                            29,935(3)             3.0%
D. Frank Gunn                               26,640(3)             2.6%
Henry K. Koplin                             26,881(3)             2.7%
Edward P. Loomis, Jr.                        8,480(5)              *
J. Patrick McGoldrick                       42,928(6)             4.2%
C. Warren Selby, Jr.                        63,676(3)(7)          6.3%
F. Tredway Shurling                         58,977(3)(8)          5.9%
Raymond H. Smith, Jr.                       28,929(3)(9)          2.9%
William T. Wiley, Jr.                       26,785(3)(10)         2.7%
Mark Bikus                                   2,665(11)             *
Melville A. Jamison, II                     21,403(12)            2.1%

All directors and executive officers
 as a group (15 persons)                   452,457(13)           39.7%
_________________________________
*  Less than 1%.

(1) Except as otherwise indicated, each person named in this table possesses sole voting and investment power with respect to the shares beneficially owned by such person. "Beneficial ownership," determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, includes shares for which an individual, directly or indirectly, has or shares voting or investment power and also includes options which are exercisable within 60 days.

(2) In calculating the percentage ownership for a given individual or group, the number of shares of common stock outstanding includes unissued shares subject to options exercisable within 60 days held by such individual or group, but such unissued shares are not deemed outstanding in calculating the percentage ownership for other persons or groups.

(3) Includes 9,753 shares subject to presently exercisable stock purchase warrants.

(4)   Includes 36,658 shares owned jointly by Mr. Elliot and his son.

(5)   Includes 5,466 shares subject to presently exercisable options.

(6) Includes (i) 23,353 shares subject to presently exercisable stock options and warrants; and (ii) 883 shares owned jointly by Mr. McGoldrick and his spouse; and (iii) 1,093 shares owned by his spouse.

(7)   Includes (i) 4,318 shares held by Mr. Selby as custodian for his son Mason
      R. Selby; and (ii) 4,318 shares held by Mr. Selby as custodian for his son
      C. Warren Selby, III.

(8) Includes (i) 680 shares owned by Mr. Shurling's spouse, as to which beneficial ownership is disclaimed; (ii) 2,040 shares held by Mr. Shurling as trustee for his daughter, Dabney Shurling; (iii) and 2,040 shares held by Mr. Shurling as trustee for his daughter, Dixie Shurling. Mr. Shurling's address is P.O. Box 4705, Macon, Georgia 31208.


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(9)   Includes: (i) 2,720 shares held by Smith, Brown & Groover, Inc., of which
      Mr. Smith is president; (ii) 1,360 shares held by Mr. Smith's son and 1,360 shares held by Mr. Smith's daughter.

(10)  Includes 150 shares owned by Mr. Wiley's spouse.

(11)  Includes 2,399 shares subject to presently exercisable options.

(12)  Includes 14,666 shares subject to presently exercisable options.

(13) Includes 143,414 shares subject to presently exercisable options and warrants.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended December 31, 2004, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.


                       CHANGES IN CERTIFYING ACCOUNTANT

     On January 21, 2003, the Company dismissed its independent auditors, Francis & Co., CPAs, and on the same date authorized the engagement of McNair McLemore Middlebrooks & CO LLP as its independent auditors for the fiscal year ended December 31, 2002. Each of these actions was approved by the Board of Directors and the Audit Committee of the Company.

     Francis & Co. audited the financial statements for the Company for the fiscal year ended December 31, 2001. The audit report of Francis & Co. for the year ended December 31, 2001 did not contain any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     Except as described herein, in connection with the audit for the fiscal year ended December 31, 2001 and for the interim period through January 1, 2003, there were no disagreements with Francis & Co. on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Francis & Co., would have caused it to make reference to the subject matter of the disagreement in its report.

     Further, prior to the engagement of McNair McLemore Middlebrooks & CO LLP, neither the Company nor any of its representatives sought the advice of McNair McLemore Middlebrooks & CO LLP regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

     In connection with the audit of the fiscal year ended December 31, 2001 and for the unaudited period through January 21, 2003, Francis & Co., CPAs did not advise the Company that:

     (i) internal controls necessary for the Company to develop reliable financial statements did not exist;


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     (ii)   information had come to its attention that led it unwilling to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

     (iii) there existed a need to expand significantly the scope of its audit, or that information had come to its attention that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements).


                          PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The Audit Committee has approved the selection of McNair McLemore Middlebrooks & CO LLP as independent public accountants to audit the books of the Company for the current year, to report on the consolidated balance sheets and related statements of income, changes in shareholders' equity and cash flows of the Company and to perform such other appropriate accounting services as may be required by the Company.

     Representatives of McNair McLemore Middlebrooks & CO LLP are expected to be present at the shareholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     AUDIT FEES. The aggregate fees billed for professional services rendered by McNair McLemore Middlebrooks & CO for the audit of the Company's annual financial statements and review of financial statements included in the Company's Forms 10-QSB for 2004 and 2003 were $65,508 and $53,132 respectively.

     AUDIT-RELATED FEES. Additional fees, beyond those reported under "Audit Fees" above, for audit-related services billed to the Company by McNair McLemore Middlebrooks & CO during 2004 and 2003 were $4,006 and $1,880, respectively.

     TAX FEES. The aggregate fees billed for professional services rendered by McNair McLemore Middlebrooks & CO for tax compliance, tax advice, and tax planning for 2004 and 2003 were $5,183 and $2,150, respectively.

     ALL OTHER FEES.    The aggregate fees billed for services provided by
McNair McLemore Middlebrooks & CO, other than services reported above, for 2004 and 2003 were $17,075 and $9,477, relating to assistance with regulatory reporting and other regulatory issues.

     There were no aggregate fees billed for products and services provided by McNair McLemore Middlebrooks & CO, other than services reported above, for 2004 or 2003.

     All services described above were pre-approved by the Audit Committee.


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                                   OTHER MATTERS

ANNUAL REPORT TO SHAREHOLDERS AND REPORT ON FORM 10-KSB

     Additional information concerning the Company, including financial statements, is provided in the Company's 2004 Annual Report to Shareholders that accompanies this proxy statement. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission, is available to shareholders who make a written request therefor to Mr. Chad Hargrove, Chief Financial Officer, at the offices of the Company, 515 Mulberry Street, Macon, Georgia 31201. Copies of exhibits filed with that report or referenced therein will be furnished to shareholders of record upon request and payment of the Company's expenses in furnishing such documents.

OTHER BUSINESS

     The Board of Directors knows of no other matters to be brought before the 2005 Annual Meeting. However, if other matters should come before the Annual Meeting it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment of what is in the best interest of the Company.


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